Operating Leases	12 Months Ended
Dec. 31, 2015
Operating Leases [Abstract]
Operating Leases
9.	Operating Leases

The Company leases its Plymouth, Minnesota office under an operating lease agreement that expired in October 2014. Upon expiration the lease was renewed on a month to month basis with payments of $977 per month.

In March 2014 the Company entered into an operating lease agreement for their El Toro location which expires in February 2019, with an option to extend to February 2024. In November 2014 the lease was amended to add Titan El Toro, LLC, a related party and equity method investee, as a co-lessee. The monthly payments range from $10,000 to $11,604. The rent is paid by and recorded on El Toro's books.

Approximate future minimum base rent commitments under the California operating lease are as follows:

Year Ending December 31	Amount
2016	$133,454
2017	139,164
2018	139,248
2019	23,208
Total	$435,074